UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 12, 2020

W. R. GRACE & CO.
(Exact name of registrant as specified in its charter)

Delaware	1-13953	65-0773649
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7500 Grace Drive, Columbia, Maryland 21044-4098
(Address of principal executive offices) (Zip Code)
(410) 531-4000
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	GRA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

W. R. GRACE & CO.
FORM 8-K
CURRENT REPORT

Item 7.01.	Regulation FD Disclosure.
Proposed Notes Offering
On June 12, 2020, W. R. Grace & Co. (“Grace”) issued a press release announcing that W. R. Grace & Co.-Conn. (“Grace-Conn.”), its wholly-owned subsidiary, intends, subject to market and other conditions, to offer $550 million aggregate principal amount of notes due in 2027 (the “New Notes”) in a private offering. Grace Conn. expects to use the net proceeds from the offering to redeem a portion of its existing 5.125% senior unsecured notes due in 2021 (the “Existing 2021 Notes”), with the remainder, if any, to be used for general corporate purposes. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The New Notes are being offered only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), or, outside the United States, to persons other than “U.S. persons” in compliance with Regulation S under the Securities Act. This Current Report on Form 8-K does not constitute (i) an offer to sell or the solicitation of an offer to buy the New Notes or (ii) a notice of redemption of the Existing 2021 Notes, or an offer to tender for, or purchase, any of the Existing 2021 Notes or any other security. Any offers of the New Notes will be made only by means of a private offering memorandum. The New Notes have not been and will not be registered under the Securities Act, or the securities laws of any other jurisdiction, and may not be offered or sold in the United States without registration or an applicable exemption from registration requirements.

In connection with the offering of the New Notes, Grace has included in the private offering memorandum updated disclosure of the impact of COVID-19 pandemic on its operations. The updated disclosure is as follows:
“We believe Grace is well positioned to meet the operating and financial challenges caused by the global pandemic. Our first priority is the health and safety of our employees. We have fully implemented our pandemic response plan, including significant new safety protocols throughout our operations. We are also focused on business continuity to ensure we continue delivering value to all of our customers. As of the date [hereof], our manufacturing operations and global supply chain have not been materially affected by the pandemic, and all of our manufacturing sites are operating. Approximately 45% of our global workforce shifted to working remotely beginning in March 2020.
We have taken decisive actions to mitigate the economic effects of the pandemic and to ensure we generate strong cash flow this year, including lowering capital spending by $35 to $40 million, improving working capital to generate $35 to $40 million of cash flow, reducing operating costs by $25 to $30 million, and aligning production volumes to match near-term demand.
Understanding near-term demand in our segments is critically important to effectively managing our operations, working capital and costs. We are triangulating customer information, economic and industry data, inventory levels, and our own experience in prior downturns to plan the 2020 second quarter. We currently expect 2020 second quarter sales to be down 20-25% compared with the 2019 second quarter. We are using this assumption to set our production plans, sourcing plans, and cost reduction plans. We currently expect 2020 second quarter gross margin to decrease 500-800 basis points compared with the 2019 second quarter as a result of lower fixed cost absorption (200-300 basis points) and reduced inventory levels (300-500 basis points). We expect gross margins to recover as demand increases; however given the evolving nature of the pandemic, the overall impact on our business will ultimately depend on the duration and severity of the pandemic. The foregoing estimates are based solely on information available to us as of the date of this offering memorandum and are inherently uncertain and subject to change due to a variety of business, economic and competitive risks and uncertainties, many of which are not within our control, and we undertake no obligation to update this information. Actual 2020 second quarter results remain subject to the completion of the quarter on June 30, 2020 and management’s final reviews and our other quarterly financial closing procedures, as well as the completion of our auditor’s review of our unaudited consolidated financial statements.”
The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended

(the “Exchange Act”), nor shall it be deemed incorporated by reference into any filing under the Securities Act or in the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Forward-looking statements

This report and the exhibits hereto contain forward-looking statements, that is, information related to future, not past, events. Such statements generally include the words “believes,” “plans,” “intends,” “targets,” “will,” “expects,” “suggests,” “anticipates,” “outlook,” “continues,” or similar expressions. Forward-looking statements include, without limitation, statements regarding: expected financial positions; results of operations; cash flows; financing plans; business strategy; operating plans; capital and other expenditures; impact of COVID-19 on Grace’s business; competitive positions; growth opportunities for existing products; benefits from new technology; benefits from cost reduction initiatives, plans and objectives; succession planning; and markets for securities. For these statements, Grace claims the protections of the safe harbor for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act. Grace is subject to risks and uncertainties that could cause actual results or events to differ materially from its projections or that could cause other forward-looking statements to prove incorrect. Factors that could cause actual results or events to differ materially from those contained in the forward-looking statements include, without limitation: risks related to foreign operations, especially in areas of active conflicts and in emerging regions; the costs and availability of raw materials, energy and transportation; the effectiveness of Grace's research and development and growth investments; acquisitions and divestitures of assets and businesses; developments affecting Grace’s outstanding indebtedness; developments affecting Grace's pension obligations; legacy matters (including product, environmental, and other legacy liabilities) relating to past activities of Grace; its legal and environmental proceedings; environmental compliance costs (including existing and potential laws and regulations pertaining to climate change); the inability to establish or maintain certain business relationships; the inability to hire or retain key personnel; natural disasters such as storms and floods; fires and force majeure events; the economics of our customers’ industries, including the petroleum refining industry; public health and safety concerns, including pandemics and quarantines; changes in tax laws and regulations; international trade disputes, tariffs, and sanctions; the potential effects of cyberattacks; and those additional factors set forth in Grace's most recent Annual Report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K, which have been filed with the Securities and Exchange Commission and are readily available on the internet at www.sec.gov. Grace's reported results should not be considered as an indication of its future performance. Readers are cautioned not to place undue reliance on Grace's projections and forward-looking statements, which speak only as of the dates those projections and statements are made. Grace undertakes no obligation to release publicly any revisions to the projections and forward-looking statements contained in this report and the exhibit thereto, or to update them to reflect events or circumstances occurring after the date of this report.

Item 9.01.	Financial Statements and Exhibits.
(d)           Exhibits

Exhibit No.	Description of Exhibit	Location
99.1	Press Release of W. R. Grace & Co. dated June 12, 2020.	Filed herewith
101.INS	Inline XBRL Instance Document	The instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.
101.SCH	Inline XBRL Taxonomy Extension Schema	Filed herewith
101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase	Filed herewith
101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase	Filed herewith
101.LAB	Inline XBRL Taxonomy Extension Label Linkbase	Filed herewith
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase	Filed herewith
104	Cover Page Interactive Data File (formatted as Inline XBRL and included in Exhibit 101)	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

W. R. GRACE & CO.
(Registrant)

	By	/s/ William C. Dockman
William C. Dockman
Senior Vice President and Chief Financial Officer

Dated: June 12, 2020